UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): September 9, 2010

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)
(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On September 9, 2010, Repros Therapeutics Inc. (the "Company") and Computershare Trust Company, N.A. (“Rights Agent”) amended (“Amendment No. 6”) the Rights Agreement dated as of September 1, 1999, as amended by the First Amendment to Rights Agreement by and among the Company, the Company’s previous rights agent and the Rights Agent dated as of September 6, 2002 and by the Second Amendment to Rights Agreement between the Company and the Rights Agent dated as of October 30, 2002, by the Third Amendment to Rights Agreement by and among the Company and the Rights Agent dated June 30, 2005, by the Fourth Amendment to Rights Agreement between the Company and the Rights Agent dated as of January 9, 2008 and by the Fifth Amendment to Rights Agreement between the Company and the Rights Agent dated as of October 10, 2008 (as amended, the “Rights Agreement”).  The following paragraph summarizes the principal amendment to the Rights Agreement as effectuated by Amendment No. 6.  Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.

Amendment No. 6 amends the Rights Agreement to extend the expiration date of the Rights Agreement for five years from September 13, 2010 to September 13, 2015.

Amendment No. 6 is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to Amendment No. 6.

Item 3.01  Material Modification to Rights of Security Holders.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

d.  Exhibits

Exhibit
Number                      Description

4.1
Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, N.A. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A as filed with the Commission on September 3, 1999).

4.2
First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with the Commission on September 11, 2002).

4.3
Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4
Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed with the Commission on June 30, 2005).

4.5
Fourth Amendment to Rights Agreement, dated as of January 9, 2008, between the Company and Computershare (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K as filed with the Commission on January 10, 2008).

4.6	Fifth Amendment to Rights Agreement, dated as of October 10, 2008, between the Company and Computershare.

4.7*	Sixth Amendment to Rights Agreement, dated as of September 9, 2010, between the Company and Computershare.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: September 10, 2010	By:	/s/ Joseph S. Podolski
Joseph S. Podolski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number                     Description
-------                               ------------
4.1
Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, N.A. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A as filed with the Commission on September 3, 1999).

4.2
First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with the Commission on September 11, 2002).

4.3
Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4
Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed with the Commission on June 30, 2005).

4.5
Fourth Amendment to Rights Agreement, dated as of January 9, 2008, between the Company and Computershare (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K as filed with the Commission on January 10, 2008).

4.6	Fifth Amendment to Rights Agreement, dated as of October 10, 2008, between the Company and Computershare.

4.7*	Sixth Amendment to Rights Agreement, dated as of September 9, 2010, between the Company and Computershare.

*	Filed herewith.